Exhibit 99.1

2026 Grand River Commerce, Inc. Signature__________________________________ Signature, if held jointly_________________________________ Date__________, 2026. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes PROXY like this X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL. 208145 Grand River Proxy Card Rev1 Front CONTROL NUMBER FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 17, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. 1. To approve the Agreement and Plan of Merger, dated as of June 11, 2026 (the “merger agreement”), by and among Isabella Bank Corporation (“Isabella”), 401 Merger Sub, Inc. (“Merger Sub”) and Grand River Commerce, Inc. (“Grand River”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Grand River (the “merger proposal”). 2. To adjourn the Grand River special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the merger proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided to holders of voting common stock of Grand River. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders of Grand River Commerce, Inc. to be held on Friday, September 18, 2026 Copies of the Notice of Special Meeting of Shareholders and the Proxy Statement for the Special Meeting of Shareholders are available at: https://www.cstproxy.com/gnrv/XXXXXXX Grand River Commerce, Inc. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder(s) hereby appoint(s) Kevin VanSingel and Becky Simkins, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Grand River Commerce, Inc. held of record by the undersigned shareholder(s) as of the close of business on August 3, 2026, at the Special Meeting of Shareholders of Grand River Commerce, Inc. to be held solely by means of remote communications at 10:00 a.m., local time, on Friday, September 18, 2026, or at any adjournment(s) or postponement(s) thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side) 208145 Grand River Proxy Card Rev1 Back